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                     SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549

                                ...........

                                  FORM 8-K

                               CURRENT REPORT

               PURSUANT TO SECTION 13 OR SECTION 15(D) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

    Date of Report (Date of Earliest Event Reported) September 30, 1998

                        ATLANTIC TELE-NETWORK, INC.
           (Exact name of registrant as specified in its charter)

      DELAWARE                          0-19551                47-072886
(State or other jurisdiction       (Commission File           (IRS Employer
  of incorporation)                     Number)             Identification No.)


     19 ESTATE THOMAS/HAVENSIGHT                                  00801
             P.O. BOX 12030                                      (Zip Code)
     ST. THOMAS, U.S. VIRGIN ISLANDS
     (Address of principal executive offices)

                               (340) 777-8000
            (Registrant's telephone number, including area code)
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
ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

In its proxy statement dated April 23, 1998 for its annual meeting of stockholders, Atlantic Tele-Network, Inc. (the "Company") stated: "Deloitte & Touche served as the Company's independent public accountants for 1997... The Company has not selected auditors for the current year. The Board of Directors will make such selection later in the year." The Board of Directors has not yet made such selection but expects to do so soon.

On or about September 30, 1998, a representative of Deloitte & Touche LLP orally notified the Company that Deloitte & Touche LLP was declining to be considered for selection as the Company's auditor for the current year and Deloitte & Touche LLP sent the Company a letter confirming that the client
- auditor relationship between the Company and Deloitte & Touche LLP has ceased.

The reports of Deloitte & Touche LLP on the Company's financial statements for the past two fiscal years did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

In connection with the audits of the Company's financial statements for each of the Company's two most recent fiscal years and in the subsequent interim period, there were no disagreements with Deloitte & Touche LLP on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which, if not resolved to the satisfaction of Deloitte & Touche LLP, would have caused Deloitte & Touche LLP to make reference to the matter in their report. The Company has provided Deloitte & Touche LLP with a copy of this Form 8-K and has requested Deloitte & Touche LLP to furnish a letter addressed to the Commission stating whether it agrees with the above statements. A copy of that letter, dated October 19, 1998, is filed as Exhibit 16.1 to this Form 8-K.
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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c)     Exhibits.

Exhibit No.    Description
-----------    -----------

16.1           Letters regarding change in certifying accountant.
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                                 SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    ATLANTIC TELE-NETWORK, INC.



                                    By:  /s/ Michael E. Holmstrom
                                       ----------------------------------
                                         Michael E. Holmstrom
                                         Chief Financial Officer, Secretary
                                         and Treasurer


Date:  October 19, 1998
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                               EXHIBIT INDEX



Exhibit No.    Description
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16.1           Letters regarding change in certifying accountant.